UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2016

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

(Exact name of registrant as specified in its charter)

Curaçao	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42, rue Saint-Dominique, Paris, France 75007

5599 San Felipe, 17th Floor, Houston, Texas 77056

62 Buckingham Gate, London SW1E 6AJ

Parkstraat 83, The Hague, The Netherlands 2514 JG

(Addresses of principal executive offices and zip or postal codes)

Registrant’s telephone number in the United States, including area code: (713) 513-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(e)

Amended and Restated French Sub Plan for Restricted Units

The stockholders of Schlumberger Limited (Schlumberger N.V.), a Curaçao corporation (“Schlumberger”), approved Schlumberger’s amended and restated French Sub Plan for Restricted Units (as amended and restated, the “French Sub Plan”), which operates under the Schlumberger 2010 Omnibus Stock Incentive Plan (the “Omnibus Plan”), at the 2016 Annual General Meeting of Stockholders of Schlumberger (the “Annual Meeting”) held on April 6, 2016. The Omnibus Plan was approved by stockholders at Schlumberger’s 2010 annual general meeting.

Stockholder approval of the French Sub Plan is designed to qualify under the so-called “Macron Law” in France, so that restricted stock units and performance stock units that Schlumberger grants under the French Sub Plan to individuals who are subject to taxation under French law (including certain grants previously approved by the Compensation Committee of Schlumberger’s Board of Directors) may qualify as “Free Share Grants,” which are subject to more favorable tax treatment. The foregoing description of the French Sub Plan is qualified in its entirety by reference to the text of the French Sub Plan, which is filed as Exhibit 10.1 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of Schlumberger:

•	Item 1—elected all 10 director nominees;

•	Item 2—approved, on an advisory basis, Schlumberger’s executive compensation;

•	Item 3—approved Schlumberger’s Consolidated Balance Sheet as at December 31, 2015, its Consolidated Statement of Income for the year ended December 31, 2015, and the declarations of dividends by the Board of Directors in 2015, each as reflected in Schlumberger’s 2015 Annual Report to Stockholders;

•	Item 4—approved the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the accounts of Schlumberger for 2016;

•	Item 5—approved a resolution to amend Schlumberger’s Articles of Incorporation to (a) allow the Board of Directors to fix the authorized number of directors at an annual general meeting, subject to stockholder approval of that number, and (b) reflect changes to the Curaçao Civil Code regarding parties having the right to attend and address general meetings of stockholders;

•	Item 6—approved a resolution to fix the number of directors constituting the Board of Directors at not more than 12, subject to approval of Item 5; and

•	Item 7—approved Schlumberger’s French Sub Plan under its Omnibus Plan for purposes of qualification under French law.

The proposals are described in detail in Schlumberger’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on February 19, 2016 (the “Definitive Proxy Statement”).

The voting results are as follows:

Item 1—Election of Directors

All director nominees were elected at the Annual Meeting.

	For	Against	Abstain	Broker Non- votes
Peter L.S. Currie	933,844,410	23,270,352	1,109,554	99,732,234
V. Maureen Kempston Darkes	885,807,543	70,695,627	1,721,146	99,732,234
Paal Kibsgaard	941,874,635	13,357,931	2,991,750	99,732,234
Nikolay Kudryavtsev	950,320,824	6,765,234	1,138,258	99,732,234
Michael E. Marks	860,829,023	96,258,357	1,136,936	99,732,234
Indra K. Nooyi	938,984,111	18,158,259	1,081,946	99,732,234
Lubna S. Olayan	935,467,608	21,034,617	1,722,091	99,732,234
Leo Rafael Reif	945,017,864	12,084,795	1,121,657	99,732,234
Tore I. Sandvold	868,024,507	89,047,690	1,152,119	99,732,234
Henri Seydoux	950,580,513	6,515,155	1,128,648	99,732,234

Item 2—Advisory Resolution to Approve Executive Compensation

The advisory resolution to approve Schlumberger’s executive compensation, as described in the Definitive Proxy Statement, was approved with approximately 64.46% of the votes cast at the Annual Meeting voting in favor of the advisory resolution.

For	Against	Abstain	Broker Non-votes
615,517,887	339,241,669	3,464,760	99,732,234

Item 3—Financial Statements and Dividends

The proposal to approve Schlumberger’s Consolidated Balance Sheet as at December 31, 2015, its Consolidated Statement of Income for the year ended December 31, 2015, and the declarations of dividends by the Board of Directors in 2015, each as reflected in Schlumberger’s 2015 Annual Report to Stockholders, as described in the Definitive Proxy Statement, was approved with approximately 99.82% of the votes cast at the Annual Meeting voting for the proposal.

For	Against	Abstain	Broker Non-votes
1,054,140,380	1,813,272	2,002,898	0

Item 4—Independent Registered Public Accounting Firm

The proposal to approve the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the accounts of Schlumberger for 2016, as described in the Definitive Proxy Statement, was approved with approximately 98.99% of the votes cast at the Annual Meeting voting for the proposal.

For	Against	Abstain	Broker Non-votes
1,046,224,595	10,665,621	1,066,334	0

Item 5—Amendment of the Articles of Incorporation

The proposal to approve a resolution to amend Schlumberger’s Articles of Incorporation to (a) allow the Board of Directors to fix the authorized number of directors at an annual general meeting, subject to stockholder approval of that number, and (b) reflect changes to the Curaçao Civil Code regarding parties having the right to attend and address general meetings of stockholders, as described in the Definitive Proxy Statement, was approved with approximately 84.03% of the shares outstanding and entitled to vote at the Annual Meeting voting for the proposal. The amendment to the Articles of Incorporation was executed before the civil notary of Curaçao and became effective on April 6, 2016. A copy of the Articles of Incorporation, as amended on April 6, 2016, is attached hereto as Exhibit 3.1.

For	Against	Abstain	Broker Non-votes
1,053,123,321	2,533,540	2,299,689	0

Item 6—Size of the Board of Directors

The proposal to approve a resolution to fix the number of directors constituting the Board of Directors at not more than 12, subject to approval of Item 5, as described in the Definitive Proxy Statement, was approved with approximately 99.76% of the votes cast at the Annual Meeting voting for the proposal.

For	Against	Abstain	Broker Non-votes
1,053,321,868	2,466,291	2,168,391	0

Item 7—Amended and Restated French Sub Plan

The proposal to approve Schlumberger’s French Sub Plan under its Omnibus Plan for purposes of qualification under French law, as described in the Definitive Proxy Statement, was approved with approximately 97.63% of the votes cast at the Annual Meeting voting for the proposal.

For	Against	Abstain	Broker Non-votes
932,842,799	22,577,035	2,804,482	99,732,234

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed below are filed pursuant to Item 9.01 of this Form 8-K.

3.1	Articles of Incorporation of Schlumberger Limited (Schlumberger N.V.), as amended on April 6, 2016.

10.1	Amended and Restated French Sub Plan for Restricted Units.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLUMBERGER N.V.
(SCHLUMBERGER LIMITED)

By:	/s/ Saul R. Laureles
Saul R. Laureles
Assistant Secretary Deputy General Counsel

Date: April 6, 2016